EXHIBIT 3.1(i)
Ministry of Consumer and Ontario Business Services CERTIFICATE This is to certify that these articles are effective on	Ministere des Services governementaux CERTIFICAT Ceci certifie que les presents status entrent en vigueur le	Ontario Corporation Number Numero de la secrete en Ontario 1710528

MARCH 20 MARS, 2008 …………………………………………………………………….. Director / Directrice Business Corporations Act/Loi sur les societies par actions

Form 3 Business Corporations Act
ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1.     The name of the corporation is: (Set out In BLOCK CAPITAL LETTERS)
Denomination sociale actuelle de la societe (ecrire en LETTRES MAJUSCULES SEULEMENT) :

Formule 3 Loi sur les societes par actions	G	E	N	T	E	R	R	A	I	N	C	.

2. The name of the Corporation is changes to (if applicable): (set out in BLOCK CAPITAL LETTERS) Nouvelle denomination sociale de la societe (s’il y a lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT):

3.     Date of incorporation/amalgamation:
Date de la constitution ou de la fusion:

2006 – October - 01
(Year, Month, Day)
(annee, mois, jour)

4.     Complete only if there is a change in the number of directors or the minimum/maximum number of directors.
Il faut remplir cette partie seulement si le nombre d’administrateurs ou si le nombre minimal ou maximal
d’administratueurs a charge.

Number of directors is/are:                                                                                                 orminimum and maximum number of directors is/are:
Nombre d'administrateurs:                                                                                                 ounombres minimum et maximum d'administrateurs:
Number                                      or        minimum                 and            maximum
Nombre                                      ou        minimum                 et            maximum

5.     The articles of the corporation are amended as follows:
Les statuts de la societe sont modifies de la facon suivante:

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.        The Articles of the Corporation be amended as follows:

(a)To cancel the unlimited unissued shares of the following classes and series and delete the preferences, rights, conditions, restrictions, limitations or prohibitions attaching thereto:

5.     The articles of the corporation are amended as follows:

(i)           Class A Shares;
ii)           Class B Shares;
(iii)           Special Shares;
(iv)           Class C Preferred Shares, and Series 1 thereof;
v)           Class D Preferred Shares, and Series 1 and Series 2 thereof;
(vi)           Class E Preferred Shares;
(vii)           Class F Preferred Shares, and Series 1 thereof; and
(viii)           Series 1 Preference Shares.

(b)To create an unlimited number of each of the following three (3) classes of shares, which shall have attached thereto the respective rights, privileges, restrictions and conditions set out in Exhibit "A":

(i)non-voting, non-participating, redeemable, retractable, 8% Class A Preference Shares, issuable in series;

(ii)non-voting, non-participating, redeemable, non-cumulative, Class B Preference Shares; and

(iii)Common Shares.

(c)To create an unlimited number of the first series of Class A Preference Shares to be designated as Non-Voting, Non-Participating, Redeemable, Retractable, Convertible, Cumulative, Preference Shares, Series 1 (the "Class A Preference Series 1 Shares"), which shall have attached thereto the respective rights, privileges, restrictions and conditions set out in Exhibit "A".

(d)To change and reclassify the previously issued and outstanding 18,309,373 Class A shares into 18,309,373 Common Shares of the Corporation on the basis of one Common Share for each one (1) Class A Share issued.

(e)To change and reclassify the previously issued and outstanding 484,012 Class B Shares into 605,015 Common Shares on the basis of 1.25 Common Shares for each one (1) Class B Share issued;

(f)To change and reclassify the previously issued and outstanding 1,704,115 Class C Preferred Shares Series 1 shares into 2,840,760 Class B Preference Shares on the basis of 1.667 Class B Preference Shares for each one (1) Class C Preferred Shares Series 1 share issued.

(g)To change and reclassify the previously issued and outstanding 2,475,009 Class D Preferred Shares Series 1 shares into 4,950,018 Class B Preference Shares on the basis of 2 Class B Preference Shares for each one (1) Class D Preferred Shares Series 1 share issued.

(h)To change and reclassify the previously issued and outstanding 810,059 Class D Preferred Shares Series 2 shares into 4,350,017 Class B Preference Shares on the basis of 5.37 Class B Preference Shares for each one (1) Class D Preferred Shares Series 2 share issued.

(i)To change and reclassify the previously issued and outstanding 115,258 Class E

5.           The articles of the corporation are amended as follows:

Preferred Shares into 10,949,510 Class B Preference Shares on the basis of 95 Class B Preference Shares for each one (1) Class E Preferred Share issued.

(j)To change and reclassify the previously issued and outstanding 632,493 Class F Preferred Shares Series 1 shares into 15,496,074 Class B Preference Shares on the basis of 24.5 Class B Preference Shares for each one (1) Class F Preferred Shares Series 1 share issued.

(k)To change and reclassify the previously issued and outstanding 1,935,256 Series 1 Preference Shares into 12,288,876 Class B Preference Shares on the basis of 6.35 Class B Preference Shares for each one (1) Series 1 Preference Share issued.

(l)To declare that the authorized capital of the Corporation after giving effect to the foregoing, shall consist of an unlimited number of Common Shares, an unlimited number of Class A Preference Shares, an unlimited number of Class A Preference Series 1 Shares and an unlimited number of Class B Preference Shares.

(m)To provide that the Common Shares, the Class A Preference Shares, the Class A Preference Series 1 Shares and the Class B Preference Shares will carry and be subject to the rights, privileges, restrictions and conditions hereinafter set forth as follows:

COMMON SHARES

The holders of the Common Shares shall be entitled:

l.to vote at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote, and at all such meetings, each holder shall be entitled to one vote in respect of each Common Share held.

2.to receive, subject to the rights of the holders of any other class of shares of the corporation, any dividend declared by the Corporation; and

3.to receive, subject to the rights of the holders of any other class of shares of the Corporation, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation whether voluntary or involuntary.

CLASS A PREFERENCE SHARES

The Class A Preference Shares shall carry and be subject to the following rights, privileges, restrictions and conditions:

1.The Class A Preference Shares may at any time and from time to time be issued in one (1) or more series. Each series shall consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2.The board of directors of the Corporation shall by resolution duly passed before

5.The articles of the corporation are amended as follows:

the issue of any Class A Preference Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class A Preference Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking Junior to the Class A Preference Shares.

3.The Class A Preference Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class B Preference Shares and the Common Shares or any of them, and over any other shares ranking Junior to the Class A Preference Shares and the Class A Preference Shares of each series may also be given such other preferences over the Class B Preference Shares and Common Shares or any of them, and any other shares ranking Junior to the Class A Preference Shares as maybe determined as to the respective series authorized to be issued.

4.The Class A Preference Shares of each series shall rank on a parity with the Class A Preference Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5.The holders of the Class A Preference Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of the Corporation properly applicable to the payment of dividends, preferential dividends, in respect of each Class A Preference Share held, at a rate per share per annum of 8% of the Stated Value of such shares as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class A Preference Shares of such series, payable either in cash or in shares of such series, or partly in one and partly in the other, and on such date all or dates as the directors may determine or may have determined by such resolution. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada shall be issued in respect of cash dividends.

6.In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class A Preference Shares of each series shall be entitled to receive for each Class A Preference Share held by them, respectively, a sum equivalent to (i) the result obtained when the stated capital account for the Class A Preference Shares of such series is divided by the number of issued and outstanding Class A Preference Shares of such series, together with (ii) all dividends (if any) unpaid thereon up to the date of distribution, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class B

5.The articles of the corporation are amended as follows:

Preference Shares and Common Shares or any of them, or shares of any other class ranking junior to the Class A Preference Shares. After payment to holders of the Class A Preference Shares of each series of the amount so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7.Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class A Preference Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class A Preference Shares of any series outstanding from time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class A Preference Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase. If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class A Preference Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class A Preference Shares of such series so tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class A Preference Shares of such series so tendered by each of the holders of Class A Preference Shares of such series who submitted tenders at the said same lowest price.

8.Subject to the rights, privileges, restrictions and conditions attaching to the Class A Preference Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class A Preference Shares of any series on payment for each shares to be redeemed of a sum equivalent to (i) the result obtained when the stated capital account for the Class A Preference Shares of such series is divided by the number of issued and outstanding shares of such series, together with (ii) such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series, together with (iii) all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9.In any case of redemption of Class A Preference Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class A Preference Shares of such series to be redeemed, a notice in writing of the intention of the Corporation to redeem such last mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder, provided, however, that the accidental failure or omission to give any such notice to anyone or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date which redemption is to take place and if part only of the Class A Preference Shares of such

5.The articles of the corporation are amended as follows:

series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class A Preference Shares of such series to be redeemed the redemption price thereof on presentation and surrender at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class A Preference Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the Class A Preference Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class A Preference Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of such shares other than the right to receive upon the presentation of certificates representing the Class A Preference Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10.Subject to the Act, a holder of Class A Preference Shares of any series shall be entitled to require the Corporation to redeem the whole or any part of the Class A Preference Shares of such series registered in the name of the holder on the books of the Corporation.

11.A holder of Class A Preference Shares of any series who desires to require the Corporation to redeem the whole or any part of such holder's Class A Preference Shares of such series shall tender to the Corporation at its registered office a request in writing specifying (i) that the holder desires to have the whole or any part of the Class A Preference Shares of such series registered in his name redeemed by the Corporation, (ii) the number of Class A Preference Shares of such series which the holder desires to have the Corporation redeem, and (iii) the business day, which shall not be less than 30 days after the day on which the request in writing is given to the Corporation, on which the holder desires to have the Corporation redeem the shares (the "redemption date"), together with the share certificates, if any, representing the Class A Preference Shares of such series which the registered holder desires to have the Corporation redeem.

12.The Corporation shall, on receipt of a request and share certificates, on the redemption date, redeem the shares by paying to the registered holder the amount per share as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption. This payment shall be made by cheque payable at any branch in Canada of one of the Corporation's bankers for the time being. If a part only of the Class A Preference Shares of such series represented by any certificates is redeemed, a new certificate for the balance shall be issued by the Corporation.

13.The Class A Preference shares of such series shall be redeemed on the redemption date and from that date the shares shall cease to be entitled to dividends and their holders shall not be entitled to exercise any of the rights of shareholders in respect of the shares, unless payment of the redemption price is not made on the redemption date, in which case the rights of the holders of the shares shall remain unaffected.

5.The articles of the corporation are amended as follows:

14.The holders of Class A Preference Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class A Preference Shares shall not be entitled as such, except as hereinafter provided and in the Business Corporations Act, Ontario, specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholders of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

15.The approval of the holders of the Class A Preference Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class A Preference Shares as a class or any other matter requiring the approval or consent of the holders of Class A Preference Shares, as a class, may be given by at least two thirds (2/3) of the votes cast at a meeting of the holders of the Class A Preference Shares duly called for that purpose and held upon at least twenty-one (21) days' notice.

Class A Preference Series 1 Shares

The first series of Class A Preference Shares designated as Non-Voting, Non-Participating, Redeemable, Retractable, Convertible, Cumulative, Preference Shares, Series 1 (the "Class A Preference Series 1 Shares") shall consist of an unlimited number of shares with a stated value of $15.00 each (the "Stated Value") and, in addition to the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.DIVIDENDS

1.1Payment of Dividends: The holders of the Class A Preference Series 1 Shares shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the Board of Directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends in lawful money of Canada at the rate of 8% of the Stated Value per share, per annum, on dates to be fixed from time to time by resolution of the Board of Directors, before any dividend is paid on or set apart for the Class B Preference Shares or the Common Shares or any of them or shares of any other class or series ranking junior to the Class A Preference Series 1 Shares.

1.2Method of Payment: Cheques payable in lawful money of Canada at par at any branch in Canada of the Corporation's bankers for the time being shall be issued in respect of the dividends on the Class A Preference Series 1 Shares, (less any tax required to be withheld by the Corporation). The mailing from the Corporation's head office of such cheque to a holder of Class A Preference Series 1 Shares shall be deemed to be payment of the dividends represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation. Notwithstanding the foregoing, the amount of the said dividends (less any tax required to be withheld by the Corporation) may be deposited directly into an account with a deposit-taking institution designated by the holder of

5.The articles of the corporation are amended as follows:

Class A Preference Series 1 Shares, provided that the Corporation has received a written direction to make such deposit at least ten days prior to the record date for such dividend, in such form as the Corporation may prescribe from time to time and provided that such direction has not been revoked by a subsequent written notice received not less than ten days prior to the record date for the next dividend payment.

1.3Cumulative Payment of Dividends: If on any dividend payment date the dividends accrued to such date are not paid in full on all of the Class A Preference Series 1 Shares then outstanding, such dividends, or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Corporation on which the Corporation shall have sufficient monies properly applicable to the payment of such dividends. The holders of the Class A Preference Series 1 Shares shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

2.REDEMPTION

2.1Redemption Privilege: The Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class A Preference Series 1 Shares on payment for each share to be redeemed of the sum of $15.00 per Class A Preference Series 1 Shares together in each case with all cumulative preferential dividends accrued and unpaid thereon up to the date of redemption (the "Redemption Price").

2.2Partial Redemption: In case a part only of the Class A Preference Series 1 Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed on a pro rata basis, disregarding tractions, according to the number of Class A Preference Series 1 Shares held by each of the registered holders thereof. If a part only of the Class A Preference Series 1 Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

3.PURCHASE BY THE CORPORATION

3.1Purchase for Cancellation: The Corporation may, at any time or from time to time, purchase for cancellation all or any part of the outstanding Class A Preference Series 1 Shares for a price not exceeding the sum of $15.00 per Class A Preference Series 1 Shares, together with unpaid accrued cumulative preferential dividends.

4.RETRACTION

4.1Subject to the Act, a holder of Class A Preference Series 1 Shares shall be entitled to require the Corporation to redeem the whole or any part of the Class A Preference Series 1 Shares registered in the name of the holder on the books of the Corporation.

4.2A holder of Class A Preference Series 1 Shares to be redeemed shall tender to the Corporation at its registered office a request in writing specifying (i) that the holder desires to have the whole or any part of the Class A Preference Series 1 Shares registered in his name redeemed by the Corporation, (ii) the number of Class A Preference Series 1 Shares which the holder desires to have the Corporation redeem,

5.The articles of the corporation are amended as follows:

and (iii) the business day, which shall not be less than 30 days after the day on which the request in writing is given to the Corporation, on which the holder desires to have the Corporation redeem the shares (the "retraction date"), together with the share certificates, if any, representing the Class A Preference Series 1 Shares which the registered holder desires to have the Corporation redeem.

4.3The Corporation shall, on receipt of a request and share certificates, on the retraction date, redeem the shares by paying to the registered holder $15.00 per Class A Preference Series 1 Share together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption. This payment shall be made by cheque payable at any branch in Canada of one of the Corporation's bankers for the time being. If a part only of the Class A Preference Series 1 Shares represented by any certificates is redeemed, a new certificate for the balance shall be issued by the Corporation.

4.4The Class A Preference Series 1 Shares shall be redeemed on the retraction date and from that date the shares shall cease to be entitled to dividends and their holders shall not be entitled to exercise any of the rights of shareholders in respect of the shares, unless payment of the redemption price is not made on the retraction date, in which case the rights of the holders of the shares shall remain unaffected.

5.CONVERSION PRIVILEGES

5.1Rights of Conversion: The Class A Preference Series 1 Shares or any of them, may, upon and subject to the terms and conditions hereinafter set forth, be converted at any time by the holder or holders thereof into fully paid Common Shares or Class B Preference shares of the Corporation as the same shall be constituted at the time of conversion, on the basis of twenty (20) Common Shares for each one (1) Class A Preference Series 1 Share or three hundred (300) Class B Preference shares for each one (1) Class A Preference Series 1 Shares issued, provided however, that, in the event of liquidation, dissolution or winding-up of the Corporation, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding-up.

5.2Conversion Procedure: A holder of Class A Preference Series 1 Shares desiring to convert his Class A Preference Series 1 Shares into Common Shares or Class B Preference Shares in accordance with the foregoing shall surrender the certificate or certificates representing his Class A Preference Series 1 Shares so to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class A Preference Series 1 Shares accompanied by a request in writing for such conversion (specifying the class or classes of shares into which he desires his Class A Preference Series 1 Shares to be converted) with his signature thereon verified, as the directors of the Corporation may from time to time require, and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of Common Shares or Class B Preference Shares to which he shall be entitled upon such conversion. If a part only of the Class A Preference Series 1 Shares represented by any certificate is converted, a new certificate for the balance shall be issued by the Corporation.

5.3Loss of Dividend: Payment in cash or adjustment in respect of unpaid cumulative dividends on Class A Preference Series 1 Shares so converted (at the option of the Corporation) shall be made upon any such conversion.

5.The articles of the corporation are amended as follows:

5.4Anti-Dilution: If, prior to the exercise by the holder of any Class A Preference Series 1 Shares of his aforesaid conversion right, the number of outstanding Class A Preference Series 1 Shares or Common Shares or Class B Preference Shares shall be subdivided or consolidated, the number of Common Shares or Class B Preference Shares into which such holder may convert his Class A Preference Series 1 Shares shall be proportionately increased or reduced, as the case maybe.

5.5Continuing Right to Alter Capital: Nothing contained in the foregoing provisions regarding the conversion of Class A Preference Series 1 Shares into Common Shares or Class B Preference Shares shall be deemed in any way to limit or restrict the rights of the Corporation from time to time to take such lawful proceedings as it may deem advisable for the increase or reduction in its Class A Preference Series 1 Shares or Common Shares or Class B Preference Shares, or to otherwise in any other manner change or deal with the capital of the Corporation or the shares thereof.

6.LIQUIDATION, DISSOLUTION OR WINDING-UP

6.1In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class A Preference Series 1 Shares shall be entitled to receive from the property and assets of the Corporation, a sum equal to $15.00 plus an amount equal to all dividends accrued and unpaid thereon to the date of payment, the whole before any amount shall be paid by the Corporation or any property or assets of the Corporation shall be distributed to holders of junior shares. After payment to the holders of the Class A Preference Series 1 Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7.APPROVAL OF MODIFICATION

7.1The approval or consent of the holders of Class A Preference Series 1 Shares with respect to any matters referred to herein may be given, and (subject to the rights of holders of Class A Preference Series 1 Shares as a class) the rights, restrictions, conditions and limitations attaching to the Class A Preference Series 1 Shares may be modified, varied, dealt with or affected, by a resolution passed at a meeting of the holders of Class A Preference Series 1 Shares, by not less than 66-2/3% of the votes cast at such meeting. To call such a meeting, all of the provisions of the by-laws or the Articles of Incorporation of the Corporation or as maybe required by law relating in any manner to the holding of general meetings of the Corporation or to proceedings thereat or to the rights of members at or in connection therewith shall mutatis mutandis apply, except that only holders of Class A Preference Series 1 Shares shall be entitled to notice of or to vote at such meetings.

8.NOTICE PROVISION

8.1General: In any case where the provisions attached to the Class A Preference Series 1 Shares requires notice to be given by the Corporation to the holders of such shares, accidental failure or omission to give such notice to one or more holders shall not affect the validity of the action with respect to which notice is being given, but upon such failure or omission being discovered notice shall be given forthwith to such

5.The articles of the corporation are amended as follows:

holder or holders and shall have the same force and effect as if given in due time.

9.INTERPRETATION

9.1In the event that any date on which any dividend on the Class A Preference Series 1 Shares is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation hereunder, is not a business day, then such dividend shall be payable, or such other action shall be required to be taken, on or by the next succeeding date that is a Business Day.

CLASS B PREFERENCE SHARES

The Class B Preference Shares shall carry and be subject to the following rights, privileges, restrictions and conditions:

1.DIVIDENDS

1.1Payment of Dividends: The holders of the Class B Preference Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.0024 per Class B Preference Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class B Preference Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full If within (4) months after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class B Preference Shares for such fiscal year, then the rights of the holders of the Class B Preference Shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

1.2Preferential Non-Cumulative Dividend: No dividends shall at any time be declared or paid on or set apart for the Common Shares or any other class ranking junior to the Class B Preference Shares unless all dividends up to and including the dividend payable for the last completed full year of the Corporation on the Class B Preference Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration, payment or setting apart.

2.LIQUIDATION. DISSOLUTION OR WINDING-UP

2.1In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class B Preference Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class B Preference Shares is divided by the number of issued and outstanding Class B Preference Shares, together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of Common Shares, or shares of any other class ranking junior to the Class B Preference Shares. After payment to the

5.The articles of the corporation are amended as follows:

holders of the Class B Preference Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.PURCHASE FOR CANCELLATION

3.1The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, Ontario, the whole or any part of the Class B Preference Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class B Preference Shares as hereinafter specified.

4.REDEMPTION

4.1The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class B Preference Shares out of capital pursuant to the Business Corporations Act, Ontario, on payment for each share to be redeemed of the sum of $0.05 per Class B Preference Share, together with all declared but unpaid dividends thereon up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by the Corporation by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class B Preference Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation, or any other place designated in such notice, of the certificates representing the Class B Preference Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class B Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class B Preference Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class B Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B Preference Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them, respectively.

In the event that only part of the Class B Preference Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding

5.The articles of the corporation are amended as follows:

fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.

5.CONVERSION PRIVILEGES

5.1Rights of Conversion: The Class B Preference Shares or any of them, may, upon and subject to the terms and conditions hereinafter set forth, be converted at any time prior to July 15, 2008, but not thereafter, by the holder or holders thereof into fully paid Common Shares of the Corporation as the same shall be constituted at the time of conversion, on the basis of one (1) Common Share for each 15 Class B Preference Shares; provided, however, that, in the event of liquidation, dissolution or winding-up of the Corporation, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding-up. To the extent that Class B Preference Shares are not converted as aforesaid prior to July 15, 2008, such right of conversion thereafter shall terminate and lapse.

5.2Conversion Procedure: A holder of Class B Preference Shares desiring to convert his Class B Preference Shares into Common Shares in accordance with the foregoing shall surrender the certificate or certificates representing his Class B Preference Shares so to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class B Preference Shares accompanied by a request in writing for such conversion with his signature thereon verified, as the directors of the Corporation may from time to time require, and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of Common Shares to which he shall be entitled upon such conversion. If a part only of the Class B Preference Shares represented by any certificate is converted, a new certificate for the balance shall be issued by the Corporation.

5.3Anti-Dilution: If, prior to the exercise by the holder of any Class B Preference Shares of his aforesaid conversion right, the number of outstanding Class B Preference Shares or Common Shares shall be subdivided or consolidated, the number of Common Shares and Class B Preference Shares into which such holder may convert his Class B Preference Shares shall be proportionately increased or reduced, as the case may be.

5.4Continuing Right to Alter Capital; Nothing contained in the foregoing provisions regarding the conversion of Class B Preference Shares into Common Shares shall be deemed in any way to limit or restrict the rights of the Corporation from time to time to take such lawful proceedings as it may deem advisable for the increase or reduction in its Class B Preference Shares or Common Shares, or to otherwise in any other manner change or deal with the capital of the Corporation or the shares thereof.

6.NOTICE AND VOTING

6.1The holders of the Class B Preference Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Class B Preference Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part

5.The articles of the corporation are amended as follows:

thereof.

7.PREFERENTIAL RIGHTS

7.1The Common Shares of the Corporation shall rank junior to the Class B Preference Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class B Preference Shares.

2

6.The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act
La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

7.The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le

2008 – March - 04
(Year, Month, Day) (annee, mois, jour)
These articles are signed in duplicate. Les presents statuts sont signes en double exemplaire.
GENTERRA INC.

(Name of Corporation) (If the name is to be changed by these articles set out current name)
(Denomination sociale de la societe) (Si l'on demande un changement de nom, indiquer ci-dessus la denomination sociale actuelle),

By/ Par: “Stan Abramowitz” Director and Secretary (Signature) (Description of Office) (Signature) (Fonction) Stan Abramowitz

Ministry of Consumer and Ontario Business Services CERTIFICATE This is to certify that these articles are effective on	Ministere des Services aux consommateurs et aux entrespreses CERTIFICAT Ceci certifie que les presents status entrent en vigueur le	Ontario Corporation Number Numero de la secrete en Ontario 1710528

OCTOBER 01 OCTOBRE, 2006 …………………………………………………………………….. Business Corporations Act/Loi sur les societies par actions

Form 4 Business Corporations Act
ARTICLES OF AMALGAMATION
STATUTS DE FUSION

1.     The name of the amalgamated corporation is: (Set out In BLOCK CAPITAL LETTERS)
Denomination sociale de la societe issue de la fusion (ecrire en LETTRES MAJUSCULES SEULEMENT) :

Formule 4 Loi sur les societes par actions	G	E	N	T	E	R	R	A	I	N	C	.

2.     The address of the registered office is:
Adresse du siege social:

106 Avenue Road
(Street & Number or RR Number & if Multi-Office Building give Room No.)
(Rue et numero, ou numero de la RR. el, s'il s'agit d'un edifice a bureaux, numero du bureau)

Toronto                                                               Ontario                         M 5 R 2 H 3
(Name of Municipality or Post Office)(Postal Code /
                                                                                    (Nom de /a municipalite ou du bureau de poste)Code postal)

3.    Number of directors is/are:                                                                                                 orminimum and maximum number of directors is/are:
Nombre d'administrateurs:                                                                                                 ounombres minimum et maximum d'administrateurs :
Number                                      or        minimum                 and            maximum
Nombre                                      ou        minimum                 et            maximum

									3				15

4 The director(s) is/are: Administrateur(s) : First name, middle names and surname Prenom, autres prenoms et nom de famille

Address for service, giving Street & No. or RR No.,
Municipality, Province, Country and Postal Code
Domicile elu, y compris la rue et le numero au Ie numero de /a RH, Ie nom de la municipalite, la province Ie pays et le code postal
Resident Canadian State ‘Yes’ or ‘No’ Resident canadien Oui/Non
	Mark L Litwin							90 Dunloe Road, Toronto, Ontario M5P 2T9						Yes
	Stan Abramowitz							11 Bronte Road, Thornhill, Ontario L3T 7H6						Yes
	Alan Kornblum							6 Tillingham Keep, Toronto, Ontario M3H 6A2						Yes
	Sol D. Nayman							34 Proudbank Millway, Toronto, Ontario M2L 1P4						Yes

5.           Check A or B
Cacher A ou B
□A)The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below.

A)Les actionnaires de chaque societe qui fusionne ont dument adopte la convention de fusion conformement au paragraphe 176 (4) de la Loi sur les societes par actions a la date mentionnee ci-dessous.
or
ou
XB)The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below.

B)Les administrateurs de chaque societe qui fusionne ont approuve la fusion par voie de resolution conformement a l’article 177 de la Loi sur les societes par actions a la date mentionnee ci-dessous.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of
Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

	September 29, 2006
	and are more particularly set out in these articles. et sont enonces textuellement aux presents statuts.
Names of amalgamating corporations Denomination sociale des societes qui fusionnent	Ontario Corporation Number Numero de la societe en Ontario	Date of Adoption/Approval Date d'adoption ou d'approbation Year / annee Month / mois Day / jour
HUNTBROOK DEVELOPMENTS INC.	1185307	2006/09/29
GENTERRA INC.	1601354	2006/09/29

6.      Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposees aux activites commerciales ou aux pouvoirs de la societe.

None

7.       The classes and any maximum number of shares that the corporation is authorized to issue:
Categories el nombre maximal, s'il y a lieu, d'actions que la societe est autorisee a emettre:

(a)An unlimited number of Class A subordinate voting participating shares without par value (the “Class A Shares”);

(b)An unlimited number of Class B multiple voting participating shares without par value (the “Class B Shares”);

(c)an unlimited number of preference shares without par value (the “Class C Preferred Shares”);

(d)An unlimited number of preferred shares without par value issuable in series (the “Class D Preferred Shares”);

(e)An unlimited number of preferred shares without par value (the “Class E Preferred Shares”);

(f)An unlimited number of preferred shares without par value issuable in series (the “Class F Preferred Shares”);

(g)An unlimited number of preference shares without par value (the “Series 1 Preferred Shares”); and

(h)An unlimited number of special shares without par value (the “Special Shares”).

8.Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
Droits, privileges, restrictions et conditions, s'il y a lieu, rattaches a chaque categorie d'actions et pouvoirs des administrateurs relatifs a chaque categorie d'actions qui peut etre emise en serie:

(a)The rights, privileges, restrictions and conditions attaching to the Class A Shares and the Class B Shares are set out in Exhibit “1” annexed hereto.

(b)The rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares are set out in Exhibit “2” annexed hereto.

(c)The rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares and to the first and second series thereof (the “Class D Preferred Shares, Series “1”, and the “Class D Preferred Shares, Series 2”) are set out in Exhibit “3” annexed hereto.

(d)The rights, privileges, restrictions and conditions attaching to the Class E Preferred Shares are set out in Exhibit “4” annexed hereto.

(e)The rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares and the first series thereof (the “Class F Preferred Shares, Series 1”) are set out in Exhibit “5” annexed hereto.

(f)The rights, privileges, restrictions and conditions attaching to the Series 1 Preference Shares are set out in Exhibit “6” annexed hereto.

(g)The rights, privileges, restrictions and conditions attaching to the Special Shares are set out in Exhibit “7” annexed hereto.

9.     The issue, transfer or ownership of shares ~~is~~/is not restricted and the restrictions (if any) are as follows:
L'emission, le transfert ou la propriete d'actions ~~est~~/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes:

The issue, transfer or ownership of shares is not restricted.

10.           Other provisions, (if any):
Autres dispositions, s'il y a lieu.

Nil.

11.The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A".
Les declarations exigees aux termes du paragraphe 178(2) de la Loi sur les societes par actions constituent
l’annexe A.

12.           A copy of the amalgamation agreement or directors' resolutions (as the case may be) is/are attached as Schedule "B".
Une copie de la convention de fusion ou les resolutions des administrateurs (selon le cas) constitue(nt) l'annexe B.

These articles are signed in duplicate. Les presents statuts sont signes en double exemplaire.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers.
Denomination sociale des societes qui fusionnent, signature et fonction de leurs dirigeants regulierement designes.

HUNTBROOK DEVELOPMENTS INC. Per: “Stan Abramowitz” Stan Abramowitz (Assistant Secretary) GENTERRA INC. Per: “Stan Abramowitz” Stan Abramowitz (CFO and Secretary)

SCHEDULE "A"

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT (ONTARIO)

I, STAN ABRAMOWITZ of the Town of Thornhill, in the Regional Municipality of York, Ontario hereby certify and state as follows:

1.          This statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2.          I am the Assistant Secretary of Huntbrook Developments Inc. and as such have knowledge of its affairs;

3.          I have conducted such examinations of the books and records of Huntbrook Developments Inc. and Genterra Inc. (the "Amalgamating Corporations") as are necessary to enable me to make the statements hereinafter set forth.

4.          There are reasonable grounds for believing that, (i) each of the Amalgamating Corporations is and the Corporation to be formed by their amalgamation will be able to pay its liabilities as they become due and (ii) the realizable value of such amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5.          There are reasonable grounds for believing that no creditor of either of the Amalgamating Corporations will be prejudiced by the amalgamation.

6.          No creditor of any of the Amalgamating Corporations has notified such corporation that he objects to the amalgamation.

7.          Based on the statements made above none of the Amalgamating Corporations is obligated to give notice to any creditor.

DATED the 29th day of September, 2006.

“Stan Abramowitz”
Stan Abramowitz

SCHEDULE "A1"

STATEMENT OF DIRECTOR OR OFFICER
PURSUANT TO SUBSECTION 178(2) OF
THE BUSINESS CORPORATIONS ACT (ONTARIO)

I, STAN ABRAMOWITZ of the Town of Thornhill, in the Regional Municipality of York, Ontario hereby certify and state as follows:

1.          This statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2.          I am the Chief Financial Officer and Secretary of Genterra Inc. and as such have knowledge of its affairs;

3.          I have conducted such examinations of the books and records of Huntbrook Developments Inc. and Genterra Inc. (the "Amalgamating Corporations") as are necessary to enable me to make the statements hereinafter set forth.

4.          There are reasonable grounds for believing that, (i) each of the Amalgamating Corporations is and the Corporation to be formed by their amalgamation will be able to pay its liabilities as they become due and (ii) the realizable value of such amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5.          There are reasonable grounds for believing that no creditor of either of the Amalgamating Corporations will be prejudiced by the amalgamation.

6.          No creditor of any of the Amalgamating Corporations has notified such corporation that he objects to the amalgamation.

7.          Based on the statements made above none of the Amalgamating Corporations is obligated to give notice to any creditor.

DATED the 29th day of September, 2006.

“Stan Abramowitz”
Stan Abramowitz

SCHEDULE “B”
HUNTBROOK DEVELOPMENTS INC.

AMALGAMATION

WHEREAS:

A.	Huntbrook Developments Inc. (the "Corporation") is a wholly-owned subsidiary of Genterra Inc. (“Genterra”); and

B.	the Corporation has agreed to amalgamate with Genterra Inc. pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the “Act”);

RESOLVED that:

1.	the amalgamation of the Corporation and Genterra Inc. pursuant to subsection 177(1) of the Act is hereby approved;

2.
upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Act, the shares in the capital of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3.	the articles of amalgamation of the amalgamated corporation (the "Amalgamated Corporation") shall be the same as the articles of Genterra Inc.;

4.	no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with such amalgamation;

5.	the by-laws of the Amalgamated Corporation shall be the same as the by-laws of Genterra Inc.; and

6.
any officer or director of the Corporation is hereby authorized and directed to execute on behalf of the Corporation under its corporate seal or otherwise, all documents necessary or desirable with such additions, deletions or variations thereon as the said signing officer may approve, such approval to be conclusively evidenced by his execution of the said documents, and to do all things necessary or desirable to give effect to such amalgamation including the execution and delivery to the Ministry of Consumer and Business Services of articles of amalgamation for such purpose.

___________________

I, Stan Abramowitz, Assistant Secretary of Huntbrook Developments Inc. (the “Corporation”) hereby certify that the foregoing is a true and correct copy of a resolution duly passed by the director of the Corporation and which resolution is still in full force and effect, unamended, as of the date hereof.

DATED the 29th day of September, 2006.

“Stan Abramowitz”
Stan Abramowitz

SCHEDULE “B1”

GENTERRA INC.

AMALGAMATION

WHEREAS:

A.	Genterra Inc. (the “Corporation”) is the holding corporation of a wholly-owned subsidiary, Huntbrook Developments Inc. (“Huntbrook”); and

B.	the Corporation has agreed to amalgamate with Huntbrook pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the "Act");

RESOLVED that:

1.	the amalgamation of the Corporation and Huntbrook pursuant to subsection 177(1) of the Act is hereby approved;

2.
upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Act, the shares in the capital of Huntbrook shall be cancelled without any repayment of capital in respect thereof;

3.	the articles of amalgamation of the amalgamated corporation (the "Amalgamated Corporation") shall be the same as the articles of the Corporation;

4.	no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with such amalgamation;

5.	the by-laws of the Amalgamated Corporation shall be the same as the by-laws of the Corporation; and

6.
any officer or director of the Corporation is hereby authorized and directed to execute on behalf of the Corporation under its corporate seal or otherwise, all documents necessary or desirable with such additions, deletions or variations thereon as the said signing officer may approve, to effect such amalgamation including the execution and delivery to the Ministry of Consumer and Business Services of articles of amalgamation for such purpose.

___________________

I, Stan Abramowitz, Chief Financial Officer and Secretary of Genterra Inc. (the “Corporation”) hereby certify that the foregoing is a true and correct copy of a resolution duly passed by the directors of the Corporation and which resolution is still in full force and effect, unamended, as of the date hereof.

DATED the 29th day of September, 2006.

“Stan Abramowitz”
Stan Abramowitz

EXHIBIT "1"

CLASS A SUBORDINATE VOTING SHARES AND
CLASS B MULTIPLE VOTING SHARES,

The rights, privileges, restrictions and conditions attaching to the Class A subordinate voting participating convertible shares without par value (the "Class A Shares"), and the Class B multiple voting participating convertible shares without par value (the "Class B Shares")

1.                      Dividends

Subject as hereinafter provided the holders of the Class A Shares and the holders of the Class B Shares shall be entitled to receive, and the Corporation shall pay thereon, such dividends in such amounts per share on each such class of shares as the directors in their discretion may declare out of the moneys of the Corporation properly applicable to the payment of dividends; the holders of the Class A Shares shall be entitled to receive in each fiscal year of the Corporation, when and as declared by the board of directors, non-cumulative dividends at the rate of one-half cent (0.5¢) per Class A Share, and no dividends shall be declared and paid or set aside for payment on the Class B Shares in any fiscal year unless and until dividends at the rate of one-half cent (0.5¢) per share for such year shall have been paid on the Class A Shares for the time being outstanding or shall have been declared and set aside for such payment; the said dividends at the rate of one-half cent (0.5¢) per Class A Share shall be non-cumulative whether or not earned, and if in any fiscal year the board of directors in its discretion shall not declare the said dividends or any part thereof on the Class A Shares, then the right of the holders of the Class A Shares to such dividends or any greater dividend for such fiscal year shall be forever extinguished; whenever in any fiscal year of the Corporation a dividend or dividends aggregating one-half cent (0.5¢) a share shall have been paid or declared and set aside for payment on all the Class A Shares at the time outstanding, any and all further dividends declared in such year shall be declared and paid in equal amounts per share and at the same time on all Class A Shares and all Class B Shares at the time outstanding without preference or distinction;

2.                      CHANGE IN NUMBER

No subdivision, redivision, consolidation or other change in the number of Class A Shares or the number of Class B Shares effected by an amendment to the Articles of the Corporation shall be made unless contemporaneously therewith the Class A Shares and the Class B Shares are subdivided, redivided, consolidated or changed in the same manner.

3.                      VOTING RIGHTS AND NOTICE

(a)           The holders of the Class A Shares shall be entitled to receive notice of attend, speak and vote at any meeting of the shareholders of the Corporation, except for a meeting at which only holders of another class or series of shares are entitled to vote by separate class vote, and the holders of the Class A Shares shall be entitled at any such first mentioned meeting to one (1) vote for each Class A Share held.

(b)           The holders of the Class B Shares shall be entitled to receive notice of, attend and speak at any meeting of the shareholders of the Corporation. except for a meeting at which only holders of another class or series of shares are entitled to vote by separate class vote. and the holders of the Class B Shares shall be entitled at any such meeting to eight (8) votes for each Class B Share held.

4.                      DISSOLUTION

Subject to the prior rights of the holders of the preference shares and the shares of any other class ranking senior to the Class A Shares, and the Class B Shares and subject to the payment of all dividends which have been declared on the Class A Shares, and/or the Class B Shares, but remain unpaid, in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class A Shares and the Class B Shares shall be entitled to receive the remaining assets of the Corporation in equal amounts per share, without preference or distinction.

5.                      CONVERSION OF CLASS B SHARES

(a)           Each holder of a Class B Share shall be entitled at his option, at any time and from time to time, to have all or any number of the Class B Shares held by him converted into Class A Shares on the basis of one Class A Share for each Class B Share in respect of which the conversion right is exercised. Such conversion right shall be exercised by notice in writing given to Corporation's transfer agent (the "Transfer Agent") accompanied by the certificate representing the Class B Shares in respect of which the holder desires to exercise such right of conversion and such notice shall be executed by the person registered on the books of the Corporation as the holder of the Class B Shares or his duly authorized attorney and shall specify the number of Class B Shares which the holder desires to have converted. The holder shall pay any governmental or other tax imposed on, or in respect of, such conversion. Upon receipt by the Transfer Agent of such notice and certificate, the Amalgamated Corporation shall issue, or cause to be issued, to the holder so exercising the conversion right in respect of Class B Shares, a certificate representing Class A Shares on the basis aforesaid and in accordance with the provisions hereof If less than all the Class B Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the number of Class B Shares represented by the original certificate which are not to be converted.

6.                      CONVERSION OF CLASS A SHARES

(a)           For the purposes of paragraphs i. to vii.:

(i)	"Affiliate" has the meaning assigned by the Securities Act (Ontario) as amended from time to time;

(ii)	"Associate" has the meaning assigned by the Securities Act (Ontario) as amended from time to time;

(iii)	"Conversion Period" means the period of time commencing on the eighth day after the Offer Date and terminating on the Expiry Date;

(iv)
"Exclusionary Offer" means a General Offer unless an identical offer, in terms of price per share and percentage of shares to be taken up exclusive of shares owned immediately prior to the General Offer by the Offeror, and in all other material respects, concurrently is made to purchase Class A Shares, which identical offer has no condition attached other than the right not to take up and pay for shares tendered If no share; are purchased pursuant to the General Offer;

(v)	"Expiry Date" means the last date upon which holder of Class B Shares may accept an Exclusionary Offer;

(vi)
"General Offer" means an offer to purchase Class 8 Shares that must, by reason of applicable securities legislation or the requirement of a stock exchange on which the Class B Shares are listed, be made to all or substantially all holders of Class B Shares who are in a province of Canada to which the requirement applies;

(v)	"Offer Date" means the date on which an Exclusionary Offer is made;

(vi)
"Offeror" means a person or company that makes a General Offer (the "bidder"), and includes any associate or affiliate of the bidder or any person or company that is disclosed in the offering document to be acting jointly or in concert with the bidder; and

(vii)	"Transfer Agent" means the transfer agent for the time being of the Class B Shares.

(b)           Subject to paragraph (d), if an Exclusionary Offer is made, each outstanding Class A Share shall be convertible into one Class B Share at the option of the holder during the Conversion Period. The conversion right may be exercised by delivery to the Transfer Agent during the Conversion Period of the share certificate or certificates representing the Class A Shares which the holder desires to convert accompanied by a written notice duly executed by such holder or his attorney duly authorized in writing, which notice shall specify the number of Class A Shares which the holder desires to have converted. The holder shall pay any governmental or other tax imposed on or in respect of such conversion. Upon receipt by the transfer Agent of such notice and share certificate or certificates, the Amalgamated Corporation shall issue a share certificate representing fully-paid Class B Shares as above prescribed and in accordance with paragraph (c).  If share certificates are to be converted the holder shall be entitled to receive a new share certificate representing in the aggregate the number of Class A Shares represented by the original share certificate which are not to be converted.

(c)           An election to exercise the conversion right provided for in paragraph (b) shall be deemed to also constitute an election to accept the Exclusionary Offer and to not exercise any right of withdrawal under the offer unless the holder or his duly authorized attorney instructs the Transfer Agent to the contrary to writing, in which case the Transfer Agent shall comply with such instruction and the Amalgamated Corporation shall issue and the Transfer Agent shall deliver to the holder, share certificate representing the Class B Shares resulting from the conversion. Subject to any such instruction to the contrary, the Transfer Agent, on behalf of the holders of the converted shares, shall tender under the offer a certificate or certificates representing the Class B Shares into which the Class A Shares have been converted. Upon completion of the offer; the Transfer Agent shall deliver to the holders entitled thereto all consideration paid by the Offeror pursuant to the offer. If the offer is not completed, or if less than all convened shares are taken up and paid for pursuant to the offer, the Amalgamated Corporation shall issue and the Transfer Agent shall deliver to the holders whose shares have been converted and tendered share certificates representing the Class B Shares that have not been taken up and paid for pursuant to the offer. The Amalgamated Corporation shall make all arrangement; with the Transfer Agent necessary or desirable to give effect to this paragraph (c).

(d)           Subject to paragraph (e) the conversion fight provided tor in paragraph (b) shall not come into effect if within seven days after the Offer Date there is delivered to the Transfer Agent and to the Secretary of the Amalgamated Corporation a certificate or certificates signed by or on behalf of one or more shareholders of the Amalgamated Corporation owning in the aggregate more than 50% of the outstanding Class B Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror, which certificate or certificates shall, in the case of each such shareholder, confirm:

(i)           the number of Class B Shares owned by the shareholder;

(ii)	that such shareholder is not making the offer and is not an associate or affiliate of, or acting jointly or in concert with, the person or company making the offer;

(iii)
that such shareholder shall not accept the offer, including any varied form of the offer, without giving the transfer Agent and the Secretary a f the Amalgamated Corporation written notice of such intention at least seven days prior to the Expiry Date; and

(iv)
that such shareholder shall not transfer any Class B Shares, directly or indirectly, prior to the Expiry Date without giving the Transfer Agent and the Secretary of the Amalgamated Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, which notice shall state the names of the transferees and the number of Class B Shares transferred or to be transferred to each transferee,

(e)           If a notice referred to in sub-clause d(iii) or d(iv) is given and the conversion right provided for in paragraph (b) has not come into effect, the Transfer Agent shall either forthwith upon receipt of the notice or forthwith after the seventh day following the Offer Date, whichever is later, make a determination as to whether there are subsisting certificates that comply with clause (d) from shareholders of the Amalgamated Corporation who own in the aggregate more than 50% of the outstanding Class B Shares, exclusive of shares owned immediately prior to the offer by the Offeror, and for the purpose of this determination the transaction that is the subject of such notice shall be deemed to have taken place at the time of the determination, If the Transfer Agent determines that there are not such subsisting certificates, sub-clause (d)(iv) shall cease to apply and the conversion right provided for in paragraph (b) shall be in effect for the remainder of the Conversion Period.

(f)           As soon as reasonably possible after the seventh day after the Offer Date, the Amalgamated Corporation shall send to each holder of Class A Shares a notice advising the holders that they are entitled to convert their Class A Shares into Class B Shares and the reasons therefor. If such notice discloses that they are not so entitled but it is subsequently determined that they are so entitled by virtue of paragraph (e) or otherwise, the Amalgamated Corporation shall forthwith send another notice to them advising them of the fact and the reasons therefor.

(g) If a notice referred to in paragraph (t) discloses that the conversion right has come into effect, the notice shall include a description of the procedure to be followed to effect the conversion and to have the converted shares tendered under the offer, and the notice shall be accompanied by a copy of the offer and all other material sent to holders of Class B Shares in respect of the Offer and as shown as reasonably possible after any additional material, including a notice of variation, is sent to the holders of Class B Shares in respect of the offer, the Amalgamated Corporation shall send a copy of such additional material to each holder of Class A Shares.

7.                      RANK

The Class A Shares and the Class B Shares shall rank junior to the preference shares.

x x x x x x x x

EXHIBIT "2"

CLASS C PREFERRED SHARES

The shares without par value designated, as a class, Class C Preferred Shares (the "Class C Preferred Shares") shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions.

1.           The Class C Preferred Shares may at any time and from time to time be issued in one (1) or more series. each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2.           The board of directors of the Corporation shall by resolution duly passed before the issue of any Class C Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class C Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Class C Preferred Shares.

3.           The Class C Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class A Subordinate Voting Shares and Class B Shares or any of them, the Class D Preferred Shares and over any other shares ranking junior to the Class C Preferred Shares and the Class C Preferred Shares of each series may also be given such other preferences over the Class A Subordinate Voting Shares and Class B Shares or any of them, the Class D Preferred Shares and any other shares ranking junior to the Class C Preferred Shares as may be determined as to the respective series authorized to be issued.

4.           The Class C Preferred Shares of each series shall rank on a parity with the Class C Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5.           The holders of the Class C Preferred Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of the Corporation properly applicable to the payment of dividends, preferential dividends, at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares of such series, payable either in cash or in shares, or partly in one and partly in the other. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada shall be issued in respect of cash dividends.

6.           In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class C Preferred Shares of each series shall be entitled to receive for each Class C Share held by them, respectively, a sum equivalent to the result obtained when the stated capital account for the Class C Preferred Shares of such series its divided by the number of issued and outstanding Class C Preferred Shares of such series together with all dividends (if any) unpaid thereon up to the date of distribution before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Subordinate Voting Shares and Class B Shares or any of them or the Class C Preferred Shares or shares of any other class ranking Junior to the Class C Preferred Shares. After payment to holders of the Class C Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7.           Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class C Preferred Shares of any series outstanding from time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class C Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase.  If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class C Preferred Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class C Preferred Shares of such series so tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class C Preferred Shares of such series so tendered by each of the holders of Class C Preferred Shares of such series who submitted tenders at the said same lowest price.

8.           Subject to the rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class C Preferred Shares of any series on payment for each shares to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class C Preferred Shares of such series is divided by the number of issued and outstanding shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9.           In any case of redemption of Class C Preferred Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class C Preferred Shares of such series to be redeemed. a notice in writing of the intention of the Corporation to redeem such last mentioned shares such notice shall be mailed in an envelope, postage prepaid. addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder, provided, however, the accidental failure or omission to give any such notice (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date of which redemption is to take place and if part only of the Class C Shares of such series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class C Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class C Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation’s bankers for the time being in Canada. If a part only of the Class C Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class C Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of the presentation of certificates representing the Class C Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10.                      The holders of Class C Preferred Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class C Preferred Shares shall not be entitled as such, except as hereinafter and in the Business Corporations Act specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholder of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

11.                      The approval of the holders of the Class C Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class C Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Class C Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the Class C Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.

x x x x x x x x x x

CLASS C PREFERRED SHARES, SERIES I

The first series of Class C Preferred Shares designated as Non-voting, Not-Participating, Redeemable, Non-Cumulative, Class C Preferred Shares, Series 1 (the "Class C, Series 1 Shares") shall consist of an unlimited number of shares without par value, and, in addition to the rights, privileges restrictions and conditions attached to the Class C Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.                      DIVIDENDS

1.1                      Payment of Dividends

The holders of the Class C, Series 1 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.026 cents per Class C, Series 1 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class C, Series 1 Shares  shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare pan of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full if within (4) mouths after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class C, Series 1 Shares for such fiscal year then the rights of the holders of the Class C, Series 1 Shares  to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

1.2                      Preferential Non-Cumulative Dividend

No dividends shall at any time be declared or paid on or set aside for the Class A subordinate voting shares or the Class B multiple voting shares or any shares of any other class ranking junior to the Class C, Series 1 Shares  for any fiscal year unless all dividends payable for such fiscal year of the Corporation on the Class C, Series 1 Shares  then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2.                      LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class C, Series 1 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class C, Series 1 Shares is divided by the number of issued and outstanding Class C, Series 1 Shares, together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class C. Series 1 Shares. After payment to the holders of the Class C, Series 1 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.                      PURCHASE FOR CANCELLATION

The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class C. Series 1 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class C, Series 1 Shares as hereinafter specified.

4.                      REDEMPTION

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class C, Series 1 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of the sum of $0.0833 per share, together with all declared but unpaid dividends thereon up to the date fixed for redemption.  Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class C, Series 1 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class C, Series 1 Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. from and after the date specified for redemption in any such notice, the Class C, Series 1 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the fight at any time after the mailing of notice of its intention to redeem any Class C, Series 1 Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class C, Series 1 Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class C, Series 1 Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

In the event that only part of the Class C, Series 1 Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding tractions) tram among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sale discretion may deem equitable.

5.                      NOTICE OF VOTING

The holders of the Class C, Series 1 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Class C, Series 1 Shares shall. however. be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof

6.                      PREFERENTIAL RIGHTS

The Class A subordinate voting shares, the Class B multiple voting shares and the Special Shares of the Corporation shall rank junior to the Class C, Series 1 Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class C, Series 1 Shares.

* * * * * * * * * *

EXHIBIT "3"

CLASS D PREFERRED SHARES

The shares without par value designated, as a class, Class D Preferred Shares (the “Class D Preferred Shares") shall have attached thereto, as a class, the following rights. privileges. restrictions and conditions.

1.           The Class D Preferred Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2.           The board of directors of the Corporation shall by resolution duly passed before the issue of any Class D Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class D Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Class D Preferred Shares.

3.           The Class D Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class A Subordinate Voting Shares and Class B Shares or any of them, and over any other shares ranking junior to the Class D Preferred Shares and the Class D Preferred Shares of each series may also be given such other preferences over the Class A Subordinate Voting Shares and Class B Shares or any of them, and any other shares ranking junior to the Class D Preferred Shares as may be determined as to the respective series authorized to be issued.

4.           The Class D Preferred Shares of each series shall rank on a parity with the Class D Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5.           The holders of the Class D Preferred Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of tile Corporation properly applicable to the payment of dividends, preferential dividends, at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares of such series, payable either in cash or in shares, or partly in one and partly in the other. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being 10 Canada shall be issued in respect of cash dividends.

6           In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holder, of the Class D Preferred Shares of each series shall be entitled to receive for each Class D Share held by them, respectively. a sum equivalent to the result obtained when the stated capital account for the Class D Preferred Shares of such series its divided by the number of issued and outstanding Class D Preferred Shares of such series together with all dividends (if any) unpaid thereon up to the date of distribution before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Subordinate Voting Shares and Class B Shares or any of them, or shares of any other class ranking junior to the Class D Preferred Shares. After payment to holders of the Class D Preferred Share, of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7,           Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class D Preferred Shares of any series outstanding from time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class D Preferred Shares of such series outstanding at the lowest price or prices at which. in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause g without reference to the price payable by the Corporation pursuant' to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase, If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class D Preferred Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class D Preferred Shares of such series so tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class D Preferred Shares of such series so tendered by each of the holders of Class D Preferred Shares of such series who submitted tenders at the said same lowest price.

8.           Subject to the rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class D Preferred  Shares of any series on payment for each shares to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class D Preferred Shares of such series is divided by the number of issued and outstanding shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9.           In any case of redemption of Class D Preferred Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class D Preferred Shares of such series to be redeemed, a notice in writing of the intention of the Corporation to redeem such last mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address if any such shareholder not so appearing then to the last known address of such shareholder, provided however, the accidental failure or omission to give any such notice (1) or more of such shareholders shall not affect the validity of such redemption.  Such notice shall set out the redemption price and the date of which redemption is to take place and if part only of the Class D Shares of such series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class D Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class D Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the Class D Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class D Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of the presentation of certificates representing the Class D Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10.           The holders of Class D Preferred Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class D Preferred Shares shall not be entitled as such, except as hereinafter and in the Business Corporations Act specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholder of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

11.           The approval of the holders of the Class D Preferred Shares to delete or vary any rights.
privilege, restriction or condition attaching to the Class D Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Class D Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the Class D Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.

x x x x x x x x x x

CLASS D PREFERRED SHARES, SERIES 1

The first series of Class D Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Non-Cumulative, Class D Preferred Shares, Series 1 (the "Class D, Series 1 Shares") shall consist of an unlimited number of shares without par value, and, in addition to the rights, privileges, restrictions and conditions attached to the Class D Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.                      DIVIDENDS

1.1                      Payment of Dividends

The holders of the Class D. Series 1 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.0023 cents per Class D, Series 1 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class D, Series 1 Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If within (4) months after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class D, Series 1 Shares for such fiscal year then the rights of the holders of the Class D. Series 1 Shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

1.2                      Preferential Non-Cumulative Dividend

No dividends shall at any time be declared or paid on or set aside for the Class A subordinate voting shares or the Class B multiple voting shares or any shares of any other class ranking junior to the Class D, Series 1 Shares for any fiscal year unless all dividends payable for such fiscal year of the Corporation On the Class D, Series 1 Shares  then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2.                      LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class D, Series 1 Shares  shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class D, Series 1 Shares is divided by the number of issued and outstanding Class D, Series 1 Shares. together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class D, Series 1 Shares.  After payment to the holders of the Class D, Series 1 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.                      PURCHASE FOR CANCELLATION

The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class D, Series 1 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class D, Series 1 Shares as hereinafter specified.

4.                      REDEMPTION

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class D, Series 1 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class D, Series 1 Shares is divided by the number of issued and outstanding Class D, Series 1 Shares together with all declared but unpaid dividends thereon up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class D. Series 1 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class D, Series 1 Shares  called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class D, Series 1 Shares  called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class D, Series 1 Shares  to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class D, Series 1 Shares  called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class D, Series 1 Shares  in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

In the event that only part of the Class D, Series 1 Shares  is at any time to be redeemed. the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.

5.                      NOTICE AND VOTING

The holders of the Class D, Series 1 Shares  shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of The Corporation and shall not be entitled to vote at any such meeting. The holders of the Class D, Series 1 Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6.                      PREFERENTIAL RIGHTS

The Class A subordinate voting shares, the Class B multiple voting shares and the Special Shares of the Corporation shall rank junior to the Class D, Series l Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class D, Series 1 Shares.

* * * * * * * * * *

CLASS D PREFERRED SHARES, SERIES 2

The second series of Class D Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Non-Cumulative, Class D Preferred Shares, Series 2 (the "Class D, Series 2 Shares") shall consist of an unlimited number of shares without par value, and, in addition to the rights, privileges restrictions and conditions attached to the Class D Preferred Shares as a class, shall have attached thereto rights, privileges. restrictions and conditions substantially as hereinafter set forth, that is to say:

1.                      DIVIDENDS

1.1                      Payment of Dividends

The holders of the Class D, Series 2 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.0023 cents per Class D, Series 2 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class D, Series 2 Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If within (4) months after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class D, Series 2 Shares for such fiscal year then the rights of the holders of the Class D, Series 2 Shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

1.2                      Preferential Non-Cumulative Dividend

No dividends shall at any time be declared or paid on or set aside for the Class A subordinate voting shares or the Class B multiple voting shares or any shares of any other class ranking junior to the Class D, Series 2 Shares for any fiscal year unless all dividends payable for such fiscal year of the Corporation on the Class D, Series 2 Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2.                      LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class D, Series 2 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class D, Series 2 Shares is divided by the number of issued and outstanding Class D, Series 2 Shares, together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class D, Series 2 Shares.  After payment to the holders of the Class D, Series 2 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.                      PURCHASE FOR CANCELLATION

The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class D, Series 2 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class D, Series 2 Shares as hereinafter specified.

4.                      REDEMPTION

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class D, Series 2 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class D, Series 2 Shares is divided by the number of issued and outstanding Class D, Series 2 Shares together with all declared but unpaid dividends thereon up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class D, Series 1 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class D, Series 2 Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class D, Series 2 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class D, Series 2 Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class D, Series 2 Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class D, Series 2 Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

In the event that only part of the Class D, Series 1 Shares is at any time to be redeemed. the shares so to be redeemed shall be selected pro rata (disregarding tractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.

5.                      NOTICE AND VOTING

The holders of the Class D, Series 2 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Class D, Series  2 Shares shall. however. be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6.                      PREFERENTIAL RIGHTS

The Class A subordinate voting shares, the Class B multiple voting shares and the Special Shares of the Corporation shall rank junior to the Class D, Series 2 Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class D, Series 2 Shares.

* * * * * * * * * *

EXHIBIT "4"

CLASS E PREFERRED SHARES

The Class E Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Cumulative, Class E Preferred Shares (the "Class E Shares") shall consist of an unlimited number of shares without par value, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.                      DIVIDENDS

1.1                      Payment of Dividends

The holders of the Class E Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $0.14 cents per Class E Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors, The holders of the Class E Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided.

1.2                      Preferential Cumulative Dividend

No dividends shall at any time be declared or paid on or set apart for the Class A subordinate voting shares, the Class B multiple voting shares or any shares of any other class ranking junior to the Class E Shares for any fiscal year unless all dividends up to and including the dividend payable for the last completed fiscal year of the Corporation on the Class E Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2.                      LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class E Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class E Shares is divided by the number of issued and outstanding Class E Shares, together with all unpaid cumulative dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class E Shares. After payment to the holders of the Class E Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.                      PURCHASE FOR CANCELLATION

The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class E Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class E Shares as hereinafter specified.

4.                      REDEMPTION

The Corporation may. upon giving notice as hereinafter provided. redeem at any time the whole or part of the outstanding Class E Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class E Shares is divided by the number of issued and outstanding Class E Shares together with all unpaid cumulative dividends thereon, whether or not declared up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class E Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class E Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class E Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class E Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class E Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class E Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

In the event that only part of the Class E Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding tractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sale discretion may deem equitable.

5.                      NOTICE AND VOTING

The holders of the Class E Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The approval of the holders of the Class E Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class E Preferred Shares as a class or any other matter requiring the approval or consent of the holders of the Class E Preferred Shares. as a class. may be given by at least two-thirds (2/3rds) of the votes cast at a meeting of the holders of the Class E Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.

6.                      PREFERENTIAL RIGHTS

The Class A subordinate voting shares and the Class B multiple voting shares of the Corporation shall rank junior to the Class E Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class E Shares.

* * * * * * * * * *

EXHIBIT "5"

CLASS F PREFERRED SHARES

The shares without par value designated, as a class, Class F Preferred Shares (the "Class F Preferred Shares") shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions.

1.                      The Class F Preferred Shares may at any lime and from time to time be issued in one (1) or more Series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2.                      The board of directors of the Corporation shall by resolution duly passed before the issue of any Class F Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class F Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Class F Preferred Shares.

3.                      The Class F Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class A Subordinate Voting Shares and Class B Shares or any of them, and over any other shares ranking Junior to the Class F Preferred Shares and the Class F Preferred Shares of each series may also be given such other preferences over the Class A Subordinate Voting Shares and Class B Shares or any of them, and any other shares ranking junior to the Class F Preferred Shares as may be determined as to the respective series authorized to be issued.

4.                      The Class F Preferred Shares of each series shall rank on a parity with the Class F Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5.                      The holders of the Class F Preferred Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of the Corporation properly applicable to the payment of dividends, preferential dividends, at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares of such series, payable either in cash or in shares, or partly in one and partly in the other. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada shall be issued in respect of cash dividends.

6.                      In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class F Preferred Shares of each series shall be entitled to receive for each Class F Series held by them, respectively, a sum equivalent to the result obtained when, the stated capital account for the Class F Preferred Shares of such series its divided by the number of issued and outstanding Class F Preferred Shares of such series together with all dividends (if any) unpaid thereon up to the date of distribution before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Subordinate Voting Shares and Class B Shares or any of them, or shares of any other class ranking junior to the Class F Preferred Shares. After payment to holders of the Class F Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7.                      Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class F Preferred Shares of any series outstanding form time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class F Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase.  If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class F Preferred Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class F Preferred Shares of such series 50 tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class F Preferred Shares of such series so tendered by each of the holders of Class F Preferred Shares of such series who submitted tenders at the said same lowest price.

8.                      Subject to the rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class F Preferred Shares of any series on payment for each shares to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class F Preferred Shares of such series is divided by the number of issued and outstanding shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9.                      In any case of redemption of Class F Preferred Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class F Preferred Shares of such series to be redeemed, a notice in writing of the intention of the Corporation to redeem such last mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder, provided, however, the accidental failure or omission to give any such notice (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date of which redemption is to take place and if part only of the Class F Shares of such series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class F Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender. at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class F Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the Class F Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class F Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of the presentation of certificates representing the Class F Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10.                      The holders of Class F Preferred Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class F Preferred Shares shall not be entitled as such, except as hereinafter and in the Business Corporations Act specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholder of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

11.           The approval of the holders of the Class F Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class F Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Class F Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meeting of the holders of the Class F Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.

x x x x x x x x x x x

CLASS F PREFERRED SHARES, SERIES I

The first series of Class F Preferred Shares designated as Non-Voting, Non-Participating, Redeemable, Convertible, Cumulative, Preferred Shares, Series 1 (the "Class F, Series 1 Shares") shall consist of an unlimited number of shares with a stated value of $1.00 each, and, in addition to the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class, shall have attached thereto rights. privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.                      DIVIDENDS
1.1                      Payment of Dividends

The holders of the Class F, Series 1 Shares  shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the Board of Directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends in lawful money of Canada at the rate of 6¢ per share, payable annually on dates to be fixed from time to time by resolution of the Board of Directors, before any dividend is paid on or set apart for the Class A Subordinate Voting Shares or the Class B Multiple Voting Shares or any of them or shares of any other class ranking junior to the Class F, Series 1 Shares.

1.2                      Method of Payment
Cheques payable in lawful money of Canada at par at any branch in Canada of the Corporation's bankers for the time being shall be issued in respect of the dividends on the Class F, Series 1 Shares , (less any tax required to be withheld by the Corporation). The mailing from the Corporation's head office of such cheque to a holder of Class F, Series 1 Shares  shall be deemed to be payment of the dividends represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation. Notwithstanding the foregoing, the amount of the said dividends (less any tax required to be withheld by the Corporation) may be deposited directly into an account with a deposit-taking institution designated by the holder of Class r, Series 1 Shares , provided that the Corporation has received a written direction to make such deposit at least ten days prior to the record date for such dividend, in such form as the Corporation may prescribe from time to time and provided that such direction has not been revoked by a subsequent written notice received not less than ten days prior to the record date for the next dividend payment.

1.3                      Cumulative Payment of Dividends
If on any dividend payment date the dividends accrued to such date are not paid in full on all of the Class F, Series 1 Shares  then outstanding, such dividends, or the unpaid pan thereof, shall be paid on a subsequent date or dates determined by the Board of Directors of the Corporation on which the Corporation shall have sufficient monies properly applicable to the payment of such dividends. The holders of the Class F, Series 1 Shares  shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

2.                      REDEMPTION
Redemption Privilege
The Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class F, Series 1 Shares  on payment for each share to be redeemed of the sum of $1.00 per Class F, Series 1 Share together in each case with all cumulative preferential dividends accrued and unpaid thereon up to the date of redemption (the "Redemption Price").

2.2                      Partial Redemption
In case a part only of the Class F, Series 1 Shares  is at any time to be redeemed, the shares so to be redeemed on a pro rata basis, disregarding fractions, according to the number of Class F, Series 1 Shares  held by each of the registered holders thereof. If a part only of the Class F, Series 1 Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

3.                      PURCHASE BY THE CORPORATION
Purchase for Cancellation
The Corporation may, at any time or from time to time, purchase for cancellation all or any part of the outstanding Class F, Series 1 Shares  for a price not exceeding the sum of $1.00 per Class F, Series 1 Share, together with unpaid accrued cumulative preferential dividends.

4.                      CONVERSION PRIVILEGES
Rights of Conversion
The Class F, Series 1 Shares  or any of them, may, upon and subject to the terms and conditions hereinafter set forth, be converted at any time by the holder or holders thereof into fully paid shares of the Corporation as the same shall be constituted at the time of conversion, on the basis of one (1) Class A subordinate Voting Shares and one (1) Class B Multiple Voting Shares; or two (2) Class A Subordinate Voting Shares, for each ninety-eight (98) Class F, Series 1 Shares ; provided, however, that, in the event of liquidation, dissolution or winding-up of the Corporation, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding-up.

4.2                      Conversion Procedure
A holder of Class F, Series 1 Shares  desiring to convert his Class F, Series 1 Shares into Class A Subordinate Voting Shares and/or Class B Multiple Voting Shares in accordance with the foregoing shall surrender the certificate or certificates representing his Class F, Series 1 Shares  so to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class F, Series 1 Shares  accompanied by a request in writing for such conversion (specifying the class or classes of shares into which he desires his Class F, Series 1 Shares  to be converted) with his signature thereon verified, as the directors of the Corporation may from time to time require, and thereupon there ,hall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of Class A Subordinate Voting Shares and/or Class B Multiple Voting Shares to which he shall be entitled upon such conversion.

4.3                      Loss of Dividend
Payment in cash or adjustment in respect of unpaid cumulative dividends on Class F, Series 1 Shares so converted (at the option of the Corporation) shall be made upon any such conversion.

4.4                      Anti-Dilution
If the number of outstanding Class F, Series 1 Shares or Class A Subordinate Voting Shares. or Class F Multiple Voting Shares shall. prior to the exercise by the holder of any

Class F, Series 1 Shares of his aforesaid conversion right, be subdivided or consolidated, the number of Class A Subordinate Voting Shares and Class B Multiple Voting Shares into which such holder may convert his Class F. Series 1 Shares  shall be proportionately increased or reduced. as the case may be.

4.5.                      Continuing Right to Alter Capital
Nothing contained in the foregoing provisions regarding the conversion of Class F, Series 1 Shares  into Class A Subordinate Voting Shares and Class B Multiple Voting Shares shall be deemed in any way to limit or restrict the rights of the Corporation from time to time to take such lawful proceedings as it may deem advisable for the increase or reduction in its Class F, Series t Shares or Class A Subordinate Voting Shares, or Class B Multiple Voting Shares or otherwise in any other manner changing or dealing with the capital of the Corporation or the shares thereof, the rights in respect of such conversions being exercisable in respect of Class F, Series 1 Shares , and of Class A Subordinate Voting Shares and Class B Multiple Voting Shares of the Corporation as they may from time to time be constituted respectively. subject only to the express provisions hereinbefore contained.

5.                      LIQUIDATION, DISSOLUTION OR WINDING UP
In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class F, Series 1 Shares  shall be entitled to receive from the property and assets of the Corporation, a sum equal to $1.00 plus an amount equal to all dividends accrued and unpaid thereon to the date of payment, the whole before any amount shall be paid by the Corporation or any property or assets of the Corporation shall be distributed to holders of junior shares.  After payment to the holders of the Class F, Series 1 Shares  of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

6.                      APPROVAL OF MODIFICATION
The approval or consent of the holders of Class F, Series 1 Shares  with respect to any matters referred to herein may be given, and (subject to the rights of holders of Class F Preferred Shares as a class) the number of Class F, Series 1 Shares may be changed, and the rights, restrictions, conditions and limitations attaching to the Class F, Series 1 Shares  may be modified, varied, dealt with or affected. by a resolution passed at a meeting of the holders of Class F, Series 1 Shares , by not less than 66-2/3% of the votes cast at such meeting. To call such a meeting, all of the provisions of the by-laws or the Articles of Incorporation of the Corporation or as may be required by law relating in any manner to the holding of general meetings of the Corporation or to proceedings thereat or to the rights of members at or in connection therewith shall mutatis mutandis apply, except that only holders of Class F, Series 1 Shares  shall be entitled to notice of or to vote at such meetings.

7.                      NOTICE PROVISION
7.1                      General
In any case where the provisions attached to the Class F. Series 1 Shares  requires notice to be given by the Corporation to the holders of such shares, accidental failure or omission to give such notice to one or more holders shall not affect the validity of the action with respect to which the notice is being given. but upon such failure or omission being discovered notice shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time.

8.                      INTERPRETATION
In the event that any date on which any dividend on the Class F, Series ( Shares, is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation hereunder. is not a business day, then such dividend shall be payable, or such other action shall be required to be taken, on or by the next succeeding date that is a Business Day.

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EXHIBIT "6"

SERIES PREFERENCE SHARES

The Series 1 Preference Shares designated as Non-Voting, Not-Participating, Redeemable, Cumulative, Series I Preference Shares (the "Series 1 Shares ") shall consist of an unlimited number of shares without par value with a stated value of $0.28. shall have attached thereto rights. Privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1.                      DIVIDENDS

1.1                      Payment of Dividends

The holders of the Series 1 Shares  shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of 3% of the stated value per Series 1 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Series 1 Shares  shall not be entitled to any dividend other than or in excess of the said dividends herein provided.

1.2                      Preferential Cumulative Dividend

No dividends shall at any time be declared or paid on or set apart for the Class A subordinate voting shares. the Class B multiple voting shares or any shares of any other class ranking junior to the Series 1 Shares  unless all dividends up to and including the dividend payable for the last completed fiscal year of the Corporation on the Series 1 Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2.                      LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs. the holders of the Series 1 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Series 1 Shares is divided by the number of issued and outstanding Series 1 Shares , together with all unpaid cumulative dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Series 1 Shares . After payment to the holders of the Series 1 Shares  of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.                      PURCHASE FOR CANCELLATION

The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Series 1 Shares, at the lowest price at which, to the opinion of the directors. such shares are obtainable. but not exceeding the redemption price of the Series  ! Shares as hereinafter specified.

4.                      REDEMPTION

The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Series 1 Shares  out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Series 1 Shares is divided by the number of issued and outstanding Series 1 Shares together with all unpaid cumulative dividends thereon. whether or not declared up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 1 Shares  to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Series 1 Shares  called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Series 1 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Series 1 Shares  to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Series 1 Shares  called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 1 Shares  in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

In the event that only part of the Series 1 Shares  is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.

5.                      NOTICE AND VOTING

The holders of the Series 1 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Series 1 Shares  shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6.                      PREFERENTIAL RIGHTS

The Class A subordinate voting shares and the Class B multiple voting shares of the Corporation shall rank junior to the Series 1 Shares  and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Series l Shares.

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EXHIBIT "7"

SPECIAL SHARES

The special shares without par value designated. as a class, Special Shares, shall have attached thereto as a class the following rights, privileges, restrictions, and conditions.

1.           The Special Shares shall not be entitled to receive any dividends.

2.
In the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Special Shares shall be entitled to receive for each Special Share held by them, respectively, a sum equivalent to the result obtained when the stated capital amount for the Special Shares is divided by the number of issued and outstanding Special Shares, the whole before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, or Class F Shares. After payment to the holders of Special Shares of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3.
The Special Shares, or any of them, may be redeemed at any time by the Corporation with the consent of the holders thereof at a sum equivalent to the result obtained when the stated capital account for the Special Shares is divided by the number of issued and outstanding Special Shares.

4.
The holders of the Special Shares shall be entitled to receive notice of and to attend at any meeting of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote, and shall be entitled to one (1) vote thereat for each Special Share held.

5.	The stated capital of all of the 500,000 Special Shares shall be the aggregate sum of $1,500.